UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

FIREFLY NEUROSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41092	54-1167364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Military Road, Kenmore, NY	14217
(Address of principal executive offices)	(Zip Code)

(888) 237-6412
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIFF	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2026, the board of directors (the “Board”) of Firefly Neuroscience, Inc., a Delaware corporation (the “Company”), terminated Paul Krzywicki as Chief Financial Officer of the Company, effective September 24, 2026. Mr. Krzywicki’s termination was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. On the same date, the Nominating and Corporate Governance Committee of the Board recommended the appointment of Jessica Paz as Chief Accounting Officer of the Company, and the Board approved Ms. Paz’s appointment as Chief Accounting Officer of the Company.

On September 8, 2026, the Compensation Committee of the Board approved and ratified an offer of employment extended to Ms. Paz, dated July 28, 2026 (the “Paz Offer of Employment”). Under the Paz Offer of Employment, Ms. Paz was employed as the Company’s Chief Accounting Officer effective September 8, 2026, at an annual base salary of $215,000. Pursuant to the Paz Offer of Employment, Ms. Paz was granted a stock option to purchase 50,000 shares of common stock of the Company under the Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan (as amended, the “Plan”) and the form of the stock option agreement approved for grants under the Plan, at an exercise price per share equal to the fair market value of the Company’s common stock on the date of grant. The option will vest over four years, with 25% of the shares vesting on the first anniversary of Ms. Paz’s vesting commencement date and the remaining shares vesting in equal quarterly installments over the following twelve quarters, subject to her continued employment with the Company through each applicable vesting date. Ms. Paz will be eligible to participate in the Company’s standard benefits covering employees at her level and will receive paid time off pursuant to the Company’s flexible PTO policy. Ms. Paz’s employment is at-will.

Under an Indemnification Agreement between the Company and Ms. Paz in the Company’s standard form for officers or directors of the Company, dated as of September 8, 2026 (the “Paz Indemnification Agreement”), the Company agreed to indemnify Ms. Paz to the fullest extent permitted by applicable law against expenses, losses, liabilities, judgments, fines, penalties and amounts paid in settlement incurred by Ms. Paz in connection with any proceeding relating to her service as an officer of the Company. The Company will also advance all expenses incurred by Ms. Paz in connection with any such proceeding within twenty (20) days after receipt of Ms. Paz’s written request therefor, without regard to whether Ms. Paz will ultimately be entitled to be indemnified for such expenses. Any obligation to repay advances will be unsecured and interest-free. The Paz Indemnification Agreement also provides that if the Company or any of its subsidiaries maintains a directors’ and officers’ liability insurance policy, Ms. Paz will be covered by such policy in such a manner as to provide her the same rights and benefits as are accorded to the most favorably insured of the Company’s and its subsidiaries’ then current directors and officers.

Ms. Paz and the Company also entered into an Employee Confidential Information and Inventions Assignment Agreement, dated as of September 9, 2026 (the “Paz Confidentiality Agreement”), which prohibits unauthorized use or disclosure of the Company’s proprietary information, and contains a general assignment of rights to inventions and intellectual property rights, non-competition provisions that apply during the term of employment, non-solicitation provisions that apply during the term of employment and for one year after the term of employment, and non-disparagement provisions that apply during and after the term of employment.

The foregoing summary of the terms and conditions of the Paz Offer of Employment, the Paz Indemnification Agreement, and the Paz Confidentiality Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Paz Offer of Employment, the Paz Indemnification Agreement, and the Paz Confidentiality Agreement filed as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 to this report, respectively, which is incorporated herein by reference.

Ms. Paz, 46, most recently served as Senior Director of Accounting and Operations at Genvid Holdings, Inc., a technology company, from April 2020 to August 2026. From February 2019 to April 2020, Ms. Paz served as Global Financial Controller at VITECH Systems Group, Inc. From September 2016 to November 2018, Ms. Paz served as North America Controller, Global Payment Solutions at Finastra (formerly D+H Corporation). Earlier in her career, Ms. Paz held finance and accounting leadership positions at PEN American Center, Pro Mujer International Inc., Reboot Holdings Pty Ltd., and Kaplan, Inc. Ms. Paz holds a Master of Science in Accounting and Finance and a Master of Business Administration in Technology Management, each from SUNY Polytechnic Institute, and a Bachelor of Science in Accounting from Hunter College, City University of New York.

There are no family relationships among Ms. Paz and any of the Company’s other executive officers or directors. There are and have been no transactions in which Ms. Paz has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Offer of Employment, dated July 28, 2026, between Firefly Neuroscience, Inc. and Jessica Paz,
10.2	Form of Indemnification Agreement between Firefly Neuroscience, Inc. and each executive officer or director (incorporated herein by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K, filed with the SEC on August 12, 2024).
10.3	Employee Confidential Information and Inventions Assignment Agreement, dated as of September 9, 2026, between Firefly Neuroscience, Inc. and Jessica Paz
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2026	FIREFLY NEUROSCIENCE, INC.

/s/ Greg Lipschitz
	Name:	Greg Lipschitz
	Title:	Chief Executive Officer

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